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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the use in this Registration Statement of CTB International Corp. on Form S-1 of our report dated February 5, 1997, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.

Deloitte & Touche LLP
June 24, 1997
Chicago, Illinois